                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                      -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  March 4, 2002

                           HANOVER COMPRESSOR COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                    1-13071              76-0625124
(State or Other Jurisdiction    (Commission File         (IRS Employer
     of Incorporation)               Number)          Identification No.)


            12001 North Houston Rosslyn                 77086
             Houston, Texas  77086                    (Zip Code)
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (281) 447-8787

Item 5.  Other Events.

See the following press release:

  GORDON HALL FORMERLY OF CSFB ELECTED DIRECTOR OF HANOVER COMPRESSOR COMPANY

HOUSTON--March 4, 2002--Hanover Compressor (NYSE: HC - news), a leading provider of outsourced natural gas compression services, today announced the election of Gordon Hall, retiring oil field services equity analyst at Credit Suisse First Boston, as a member of the board of directors.

The election of Hall, 42, is effective March 4, 2002, upon his retirement as Managing Director, Senior Advisor, Senior Oil Field Services Analyst, Co-head of global energy group, and Houston Equity branch office manager at Credit Suisse First Boston. Mr. Hall's election expands the Hanover board to 11 directors, 10 of whom are non-executives of the Company.

"Gordon Hall is one of the most respected names in energy service equities research and investment," said Michael O'Connor, chairman of Hanover's board of directors. "He is highly respected by the energy industry executives, professional peers and investing clients with whom he worked so closely during his 15 years with Credit Suisse First Boston. He has won every major award for excellence in his field. His wealth of knowledge and considerable acumen concerning energy service industry strategic developments, financial management and capital formation will bring even greater insight and wisdom to our deliberations."

Hall joined CSFB, then The First Boston Corporation, in 1987 as a technology analyst after graduating from MIT's Sloan School of Management, where he was a Charles Stark Draper Fellow. Prior to that, he was an engineer with Raytheon Corporation. He graduated with a BA in Mathematics, summa cum laude, from Gordon College in Wenham, Massachusetts.

About Hanover Compressor

Hanover Compressor Company (www.hanover-co.com) is the global market leader in full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, its customers include premier independent and major producers and distributors throughout the Western Hemisphere.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates,"
"expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: the loss of market share through competition, the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HANOVER COMPRESSOR COMPANY


Date:  March 5, 2002                By:   /s/ Michael J. McGhan
                                       ------------------------

                                    Michael J. McGhan
                                    President and Chief Executive Officer